Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 to Exclusive License Agreement (this “Amendment”), dated as of March 24, 2017 (the “Amendment Effective Date”), is by and between The Board Of Trustees Of The University Of Illinois, a body corporate and politic of the State of Illinois, 352 Henry Administration Building, 506 S. Wright St., Urbana, Illinois 61801 (“University”) and G1 Therapeutics, Inc. having a principal address at 79 T.W. Alexander Drive, 4501 Research Commons, Suite 100, Research Triangle Park, NC 27709 (“Licensee”). University and Licensee are each sometimes hereafter referred to individually as a “Party” and together as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exclusive License Agreement between University and Licensee made and entered into as of November 23, 2016 (the “License Agreement”).

WHEREAS, the Parties desire to amend the License Agreement pursuant to Section 7.13 of the License Agreement to include the United States Provisional Patent Application entitled “[***]” (Serial # [***]) (the “Additional Patent Application”) as part of the Patent Rights for purposes of the License Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	The definition of Patent Rights included in Schedule 1 attached to the License Agreement is hereby deleted in its entirety as of the Amendment Effective Date and replaced with the definition of Patent Rights included in Schedule 1 attached hereto. The Parties hereby agree that Licensee will be responsible for paying all costs and expenses, including attorneys’ fees, incurred on or after the Amendment Effective Date in connection with the preparation, filing, prosecution, maintenance and defense of the Additional Patent Application by its Patent Counsel in accordance with Section 4.2 of the License Agreement.

2.	The Minimum Payment due and payable on the first anniversary of the Effective Date of the License Agreement, as set forth in ARTICLE 3 of Schedule 1 of the License Agreement, is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

License Year	Minimum Payment
Due on the:
1st Anniversary of the Effective Date of the License:	$	[***]

3.	The Parties hereby agree to negotiate and execute a sponsored research agreement which shall include, without limitation, an obligation of Licensee to provide sponsored research funding in an aggregate amount no less than $[***] and shall include a specific research plan for the sponsored research to be conducted by University and such additional provisions as are usual and customary for inclusion in a sponsored research agreement between for-profit companies and non-profit universities. Subject to the Parties reaching agreement on a research plan for the sponsored research that is reasonably acceptable to both Parties (which acceptance will not be unreasonably withheld by either Party), G1 agrees to execute and deliver the sponsored research agreement within one hundred eighty (180) days of the Amendment Effective Date.

4.	The Parties hereby confirm and agree that, except as amended hereby, the License Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS

By:	/s/ Walter K. Knorr
Name: Walter K. Knorr
Title: Controller

G1 THERAPEUTICS, INC.

By:	/s/ Gregory J. Mossinghoff
Name: Gregory J. Mossinghoff
Title: Chief Business Officer

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 1 to Exclusive License Agreement

ARTICLE 1 DEFINTIONS

Patent Rights

TECH ID PATENT#	PATENT APPLICATION TITLE	APPLICATION #	COUNTRY	FILING DATE
[***]	[***]	[***]	US	[***]
[***]	[***]	[***]	US	[***]
[***]	[***]	[***]	US	[***]
[***]	[***]	[***]	PCT	[***]
[***]	[***]	[***]	US	[***]
[***]	[***]	[***]	PCT	[***]
[***]	[***]	[***]	US	[***]
[***]	[***]	[***]	US	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.